UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  SCHEDULE 14A
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                               (Amendment No. __)

Filed by Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Under Rule 14a-12

                            SELIGMAN PORTFOLIOS, INC.
                (Name of Registrant as Specified in its Charter)

                                 Not Applicable
                                 --------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

[ ]  Fee paid previously with preliminary materials:

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

                            SELIGMAN PORTFOLIOS, INC.
                        SELIGMAN GLOBAL GROWTH PORTFOLIO
                   SELIGMAN GLOBAL SMALLER COMPANIES PORTFOLIO
                     SELIGMAN INTERNATIONAL GROWTH PORTFOLIO

                    100 Park Avenue, New York, New York 10017
                     New York City Telephone (212) 850-1864
                       Toll-Free Telephone (800) 221-2450

For questions about the proposal or voting your shares, please call [         ].

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON DECEMBER 4, 2003

To the Shareholders:

A Special Meeting of Shareholders (the "Meeting") of each of Seligman Global Growth Portfolio, Seligman Global Smaller Companies Portfolio and Seligman International Growth Portfolio, each a portfolio of Seligman Portfolios, Inc. (the "Fund"), a Maryland corporation, will be held at 100 Park Avenue, New York, New York 10017, on December 4, 2003 at 10:00 A.M. Each portfolio of the Fund named above is referred to as a "Series." The Meeting is being held for the following purposes:

         (1) To approve or disapprove a new Management Agreement, in respect of each Series, between the Fund and J. & W. Seligman & Co. Incorporated, which is substantially the same as the management agreements previously approved by the shareholders;

         (2) To approve or disapprove a new Subadvisory Agreement, in respect of each Series, between J. & W. Seligman & Co. Incorporated and Wellington Management Company, LLP, whereby Wellington Management Company, LLP would be responsible for providing investment advisory services to each Series; and

         (3) To transact any other business that may lawfully come before the Meeting or any adjournment thereof;

         all as set forth in the Proxy Statement accompanying this Notice.

The close of business on September 30, 2003 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

                       By order of the Board of Directors,

                                                 /s/ Frank J. Nasta


                                                     Secretary

Dated:  New York, New York, October [  ], 2003

                             YOUR VOTE IS IMPORTANT
                        NO MATTER HOW MANY SHARES YOU OWN

PLEASE INDICATE YOUR VOTE ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. PLEASE REFER TO YOUR PROXY CARD FOR COMPLETE VOTING INSTRUCTIONS. IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN RESPONDING PROMPTLY. A PROXY WILL NOT BE REQUIRED FOR ADMISSION TO THE MEETING.

                                October [ ], 2003

                            SELIGMAN PORTFOLIOS, INC.
                        SELIGMAN GLOBAL GROWTH PORTFOLIO
                   SELIGMAN GLOBAL SMALLER COMPANIES PORTFOLIO
                     SELIGMAN INTERNATIONAL GROWTH PORTFOLIO

                    100 PARK AVENUE, NEW YORK, NEW YORK 10017

                                 PROXY STATEMENT

                                     FOR THE
         SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 4, 2003

This Proxy Statement is furnished to you in connection with the solicitation of Proxies by the Board of Directors of Seligman Portfolios, Inc. (the "Fund") to be used at a Special Meeting of Shareholders (the "Meeting") to be held at 100 Park Avenue, New York, New York 10017, on December 4, 2003. It is expected that the Notice of Special Meeting, Proxy Statement and form of Proxy will first be mailed to shareholders on or about October [ ], 2003.

The Board of Directors of the Fund is soliciting proxies in respect of three portfolios: Seligman Global Growth Portfolio ("Global Growth Portfolio"), Seligman Global Smaller Companies Portfolio ("Global Smaller Companies Portfolio") and Seligman International Growth Portfolio ("International Growth Portfolio") (each, a "Series" and, collectively, the "Series").

The two proposals that will be submitted to shareholders of each Series are: (1) a proposal to approve or disapprove a new Management Agreement (the "New Management Agreement"), in respect of such Series, between the Fund and J. & W. Seligman & Co. Incorporated, which is substantially the same as the management agreements previously approved by the shareholders (Proposal 1); and (2) a proposal to approve or disapprove a new Subadvisory Agreement (the "New Subadvisory Agreement"), in respect of such Series, between J. & W. Seligman & Co. Incorporated and Wellington Management Company, LLP (the "Subadviser"), whereby the Subadviser would be responsible for providing investment advisory services to such Series (Proposal 2). Shareholders of each Series vote separately on each proposal. It is very important that you vote on both the New Management Agreement and the New Subadvisory Agreement because the New Subadvisory Agreement will be implemented, in respect of your Series, only if the New Management Agreement is also approved. If the accompanying form of Proxy is executed properly and returned, shares represented by it will be voted at the Meeting. If you give instructions, your shares will be voted in accordance with your instructions. If you return your executed Proxy without instructions, your shares will be voted (i) for the approval of the New Management Agreement in respect of your Series, (ii) for the approval of the New Subadvisory Agreement in respect of your Series and (iii) at the discretion of the Proxy holders on such other matters as may lawfully come before the Meeting or any adjournment thereof. You may revoke your Proxy at any time prior to its exercise by written notice to a Series (Attention: Secretary), subsequent execution and return of another Proxy prior to the Meeting or giving notice in person at the Meeting.

The close of business on September 30, 2003 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof. On that date, each Series had shares of capital stock outstanding and entitled to vote as follows:

SERIES                             CLASS 1           CLASS 2
------                             -------           -------

Global Growth Portfolio

Global Smaller
Companies Portfolio

International Growth
Portfolio

Each share is entitled to one vote and all classes of a Series will vote as a single class on all matters brought before the Meeting.

As of September 30, 2003, none of the Directors and officers of the Fund beneficially owned shares of any of the Series.

As of September 30, 2003, no person was known to the management of the Series to be the beneficial owner of more than 5% of any class of a Series' outstanding voting securities except as set forth below. [to come]

For all matters on which a vote of a majority of the outstanding voting securities of a Series is required (Proposals 1 and 2), an abstention or broker non-vote will have the same effect as a vote against the proposal.

In the event that a quorum, in respect of a Series, is not represented at the Meeting or, even if a quorum is so represented, in the event that sufficient votes in favor of a proposal are not received prior to the Meeting, the persons named as Proxies may propose and vote for one or more adjournments of the Meeting if a quorum is not represented or, if a quorum is so represented, with respect to such proposal, with no notice other than an announcement at the Meeting, and further solicitation may be made. Shares represented by Proxies indicating a vote against a proposal will be voted against adjournment in respect of such proposal. A shareholder vote may be taken with respect to one or more of the Series or proposals prior to any such adjournment in respect of a different Series or proposal if sufficient votes have been received and it is otherwise appropriate.

If you are not the owner of record, but instead are a beneficial owner as a contract owner of a variable annuity or life insurance contract, your insurance company may request that you instruct it how to vote the shares attributable to your contract. If you do not provide voting instructions to your insurance company, then all of the shares in a Series attributable to your contract may be voted in the same proportion as the shares in that separate account for which voting instructions are received.

Each Series' manager is J. & W. Seligman & Co. Incorporated (the "Manager"). Each Series' distributor is Seligman Advisors, Inc. ("Seligman Advisors"). The address of each of these entities is 100 Park Avenue, New York, NY 10017. Each Series will furnish, without charge, a copy of the Fund's most recent annual report or semi-annual report to any shareholder upon request to Seligman Advisors at 1-800-221-2450.

If you have elected to receive one Proxy Statement for all accounts maintained by members of your household, each Series undertakes to deliver promptly a separate copy of the Proxy Statement for a separate account upon written or oral request.

                     APPROVAL OF A NEW MANAGEMENT AGREEMENT

                                  (PROPOSAL 1)

GENERAL

         The Board of Directors of the Fund is submitting for shareholder approval a New Management Agreement, in respect of each Series, between the Fund and the Manager. Shareholders of each Series, voting separately, are being asked to approve the New Management Agreement in respect of their Series. The New Management Agreement must be submitted for shareholder approval in accordance with the Investment Company Act of 1940, as amended (the "1940 Act"), because each of the previous Management Agreements, in respect of each Series, between the Fund and the Manager (the "Previous Management Agreements") terminated pursuant to its terms when certain advisory responsibilities under each of the Previous Management Agreements were assigned to the Subadviser on September 15, 2003. In Proposal 2, shareholders are also being asked to approve a New Subadvisory Agreement, in respect of each Series, between the Manager and the Subadviser. If approved by shareholders, the New Management Agreement and the New Subadvisory Agreement will not increase the fees payable by any Series.

         The Manager has recommended to the Board of Directors that they recommend for shareholder approval the New Management Agreement and the New Subadvisory Agreement because the Manager has decided to exit the global investment advisory business (other than the technology sector) and the Manager believes that the Subadviser (together with the Manager) will be able to provide services to the Series of at least the same scope and quality as those currently provided by the Manager alone, thereby permitting the Manager to continue to make the Series available to shareholders without requiring the Manager to maintain the costly infrastructure associated with a global investment advisory capability. The Manager also believes that each Series will benefit from the Subadviser's extensive investment advisory experience.

         In anticipation of the appointment of the Subadviser and the resulting termination of each of the Previous Management Agreements, a special meeting of the Fund's Board of Directors was held on September 4, 2003 (the "Special Meeting"), at which a majority of the Directors and a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund, the Manager or the Subadviser (the "Disinterested Directors") were present. One Director was unable to attend the Special Meeting. At the Special Meeting, the Directors and the Disinterested Directors in attendance unanimously approved an interim Management Agreement, in respect of each Series, between the Fund and the Manager (the "Interim Management Agreement"), containing substantially the same terms as each of the Previous Management Agreements. Shareholders are not being asked to approve the Interim Management Agreement, which is currently in effect and will terminate when the New Management Agreement takes effect. Also at the Special Meeting, the Directors and the Disinterested Directors in attendance unanimously approved the New Management Agreement in respect of each Series. As discussed below, the New Management Agreement, the Previous Management Agreements and the Interim Management Agreement are all substantially the same except for the commencement and termination dates, lower breakpoints in the fee schedule of the Interim Management Agreement and the New Management Agreement in respect of each Series and certain non-substantive updating changes. In addition, while the Manager provided services to each Series pursuant to a separate Previous Management Agreement for each Series, there is only one Interim Management Agreement and one New Management Agreement, in each case between the Fund, in respect of each of the Series, and the Manager. The Interim Management Agreement also contains certain provisions required by Rule 15a-4(b)(2) under the 1940 Act. A copy of the New Management Agreement is set forth as Exhibit A to this Proxy Statement, marked to reflect changes from a form of the Previous Management Agreement.

         Prior to December 31, 2002, in the case of Global Smaller Companies Portfolio, and prior to April 1, 2000, in the case of the other Series, the Manager employed a different subadviser that was responsible for providing portfolio management services with regard to each Series' non-U.S. investments. From those dates until September 14, 2003, the Manager had sole responsibility for managing all of the assets of each Series in accordance with the Previous
Management Agreements. Since September 15, 2003, the Manager has had responsibility for managing the assets of each Series in accordance with the
Interim Management Agreement, but investment advisory services have been provided by the Subadviser under an interim subadvisory agreement. The management fee rates payable under the Previous Management Agreements, the Interim Management Agreement and the New Management Agreement are the same, except that in connection with the engagement of the Subadviser, the Manager has agreed to lower the breakpoints in its fee schedule for each Series, as described below. Additional information about each of the Previous Management Agreements is set forth in the table in Exhibit B to this Proxy Statement, including the dates of the Previous Management Agreements, the dates on which the Previous Management Agreements were last submitted to shareholders of each Series, the management fee rate previously payable by each Series, the aggregate amount of fees paid to the Manager by each Series for the fiscal year ended December 31, 2002 and the total net assets of each Series as of September 30, 2003. Continuance of each of the Previous Management Agreements was approved by the Board of Directors, including the Disinterested Directors, each year in respect of each Series, most recently on November 21, 2002. The Manager also serves as investment manager for the other series of the Fund, and for 22 other investment companies registered under the 1940 Act which, together with the Fund, comprise the Seligman Group and offer more than 60 investment portfolios. The other funds in the Seligman Group are Seligman Cash Management Fund, Inc., Seligman Capital Fund, Inc., Seligman Common Stock Fund, Inc., Seligman Communications and Information Fund, Inc., Seligman Frontier Fund, Inc., Seligman Global Fund Series, Inc., Seligman Growth Fund, Inc., Seligman High Income Fund Series, Seligman Income and Growth Fund, Inc., Seligman Investment Grade Fixed Income Fund, Inc., Seligman LaSalle Real Estate Fund Series, Inc., Seligman Municipal Fund Series, Inc., Seligman Municipal Series Trust, Seligman New Jersey Municipal Fund, Inc., Seligman New Technologies Fund, Inc., Seligman New Technologies Fund II, Inc., Seligman Pennsylvania Municipal Fund Series, Seligman Quality Municipal Fund, Inc., Seligman Select Municipal Fund, Inc., Seligman

Time Horizon/Harvester Series, Inc., Seligman Value Fund Series, Inc. and Tri-Continental Corporation. The aggregate net asset value of the Seligman Group companies was approximately $12.4 billion at August 31, 2003. The Manager also provides investment management or advice to institutional or other accounts having an aggregate value at August 31, 2003 of approximately $7.7 billion.

         The Manager is a successor firm to an investment banking business, founded in 1864 which has thereafter provided investment services to individuals, families, institutions and corporations. Mr. William C. Morris, Chairman of the Manager and Director and Chairman of the Board of Directors of the Fund, owns a majority of the outstanding voting securities of the Manager and is a controlling person of the Manager. A table setting forth the net assets of other investment companies managed or subadvised by the Manager which have investment objectives similar to any of the Series, and the management fee rates paid by such companies, is attached as Exhibit C to this Proxy Statement. Exhibit D to this Proxy Statement sets forth further information about the Manager and its principal executive officers and directors, including those who are also officers of the Fund. Certain affiliates of the Manager also provide services to the Series, such as Seligman Advisors, Inc. This service provider is not affiliated with the Subadviser and the current arrangements in respect of this service provider will not change if the New Management Agreement and the New Subadvisory Agreement are approved. For the fiscal year ended December 31, 2002, no Series paid any brokerage commissions to any broker affiliated with the Manager or any other payments to affiliates of the Manager.

TERMS OF THE NEW MANAGEMENT AGREEMENT, THE INTERIM MANAGEMENT AGREEMENT AND THE PREVIOUS MANAGEMENT AGREEMENTS

         The following summary of the New Management Agreement is qualified in its entirety by reference to the New Management Agreement attached as Exhibit A to this Proxy Statement.

         Advisory Services. Under each of the New Management Agreement, the Interim Management Agreement and the Previous Management Agreements, the Manager shall, subject to the control of the Board of Directors, manage the affairs of each Series and agrees to provide the services described in each such Management Agreement on the terms set forth therein. Each such Management Agreement provides that the Manager will enter into an agreement, which in the case of the New Management Agreement is the New Subadvisory Agreement, pursuant to which a subadviser, which in the case of the New Management Agreement is the Subadviser, will provide the Series with investment management services, including investment research, advice and supervision, determining which securities shall be purchased or sold by the Series, making purchases and sales of securities on behalf of the Series and determining how voting and other rights with respect to securities of the Series shall be exercised, subject in each case to the control of the Board of Directors and in accordance with the objectives, policies and principles set forth in the Fund's Registration Statement and Prospectus of the Series and the requirements of the 1940 Act and other applicable law. Pursuant to each such Management Agreement, the Manager will continue to have responsibility for investment management services provided under the relevant subadvisory agreement. Further, in the event the subadviser ceases to provide such investment management services to the Fund, they shall be provided by the Manager or by such other firm as may be selected by the Fund and approved in accordance with applicable requirements. In connection with the performance of its duties under each such Management Agreement, the Manager shall provide such office space, such bookkeeping, accounting, internal legal, clerical, secretarial and administrative services (exclusive of, and in addition to, any such services provided by any others retained by the Series) and such executive and other personnel as shall be necessary for the operations of the Series. Each such Management Agreement recognizes that the Manager also acts as the manager of all of the investment companies in the Seligman Group.

         Liability. Each of the New Management Agreement, the Interim Management Agreement and the Previous Management Agreements provide that, subject to
Section 36 of the 1940 Act, the Manager shall not be liable to the Series for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Series and the performance of its duties under the applicable Management Agreement except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the applicable Management Agreement.

         Compensation. Each of the New Management Agreement, the Interim Management Agreement and the Previous Management Agreements provide for the Manager to receive a management fee in respect of its services to the Series, calculated daily and payable monthly, based on average daily net assets attributable to the relevant Series. Until September 14, 2003, with respect to each of the Global Growth Portfolio and International Growth Portfolio, the Manager received a fee equal to an annual rate of 1.00% of the average daily net assets on the first $1 billion of net assets under management, 0.95% on the next $1 billion and 0.90% thereafter. Under the new fee schedules, with respect to each of the Global Growth Portfolio and International Growth Portfolio, the Manager receives 1.00% on the first $50 million of net assets under management, 0.95% on the next $1 billion and 0.90% thereafter. Similarly, with respect to the Global Smaller Companies Portfolio, until September 14, 2003, the Manager received 1.00% on the first $1 billion of net assets under management, 0.95% on the next $1 billion and 0.90% thereafter. Under the new fee schedule, the Manager receives 1.00% on the first $100 million of net assets under management and 0.90% thereafter. Since the net assets of each Series are below $50 million or $100 million, as the case may be, each Series will continue to pay management fees at the highest rate above. Exhibit B shows the aggregate amount of fees paid to the Manager by each Series for the fiscal year ended December 31, 2002. The Manager has voluntarily agreed to cap each Series' expenses (other than management fees and Rule 12b-1 fees) at an annual rate of 0.75% of average daily net assets of Global Growth Portfolio and 1.00% of average daily net assets of International Growth Portfolio and Global Smaller Companies Portfolio.

         As  required  by Rule  15a-4(b)(2)(vi)  of the 1940  Act,  the  Interim
Management Agreement provides that advisory fees earned by the Manager in respect of each Series will be deposited into an interest-bearing account and will be paid to the Manager only if a majority of the outstanding voting securities of such Series (as defined by the 1940 Act) approve the New Management Agreement for that Series. The Fund has entered into an Escrow Agreement with State Street Bank and Trust Company. If shareholders of a Series do not approve the New Management Agreement, the Manager will receive as compensation or reimbursement in respect of such Series the lesser of: (1) the total amount in the escrow account in respect of such Series, or (2) the costs of providing services during the term of the Interim Management Agreement (plus, in each case, interest earned on that amount while in escrow).

         Expenses. Under each of the New Management Agreement, the Interim Management Agreement and the Previous Management Agreements, the Manager shall pay all of its expenses arising from the performance of its obligations under such Management Agreement, including the fee of the Subadviser, and shall pay any salaries, fees and expenses of the directors of the Fund who are employees of the Manager or its affiliates. The Manager shall not be required to pay any other expenses of the Series.

         Termination.  The New  Management  Agreement,  the  Interim  Management
Agreement and the Previous Management Agreement provide that each such Management Agreement may be terminated at any time, without payment of penalty by the Series, on 60 days' written notice or, in the case of the Interim Management Agreement, 10 calendar days' written notice, to the Manager by vote of the Board of Directors or by vote of a majority of the outstanding voting securities of the Series (as defined by the 1940 Act).

         Each such Management Agreement provides that it will automatically terminate in the event of its assignment (as defined by the 1940 Act). Each of the Previous Management Agreements has been terminated as a result of its assignment. The Interim Management Agreement provides that it will terminate, pursuant to its terms, upon the earlier of 150 days from September 15, 2003, which is February 12, 2004, or the date of approval of the New Management Agreement. If approved, the New Management Agreement will continue in full force and effect until December 31, 2004, and from year to year thereafter if such continuance is approved in the manner required by the 1940 Act.

FACTORS CONSIDERED BY THE BOARD OF DIRECTORS OF THE FUND

         The Interim Management Agreement and the New Management Agreement, which were considered in conjunction with the Interim Subadvisory Agreement and the New Subadvisory Agreement, were discussed and considered at the Special Meeting of the Board of Directors held on September 4, 2003, at which a majority of the Directors and the Disinterested Directors were present, and at a meeting of the Board Operations Committee of the Fund also held on September 4, 2003. The Board Operations Committee is composed of the nine Disinterested Directors, eight of whom were present at the Special Meeting. Independent legal counsel to the Fund and to the Disinterested Directors advised the Directors on the nature of the matters to be considered and the standards to be used by the Board of Directors and the Disinterested Directors in reaching their decisions. Such consideration was based upon financial, statistical and other information supplied to the Directors by the Manager and the Subadviser, and no single factor was identified as of paramount importance. The Board Operations Committee of the Fund considered the Interim Management Agreement and the New Management Agreement at a separate meeting. That meeting included a session with counsel at which representatives of the Manager and the Subadviser were not present.

         At the Special Meeting of the Board of Directors, representatives of the Subadviser, in addition to responding to questions of the Board of Directors, supplemented extensive written materials provided to the Directors in advance of the special meeting by delivering a presentation explaining, among other things, their investment approach and illustrating their investment advisory experience. Also, the Manager discussed with the Board of Directors the process through which it decided to recommend the Subadviser and alternative options it had considered, as well as the proposed allocation of responsibilities between the Manager and the Subadviser under the Interim Management Agreement and the Interim Subadvisory Agreement and if the New Management Agreement and the New Subadvisory Agreement are approved in respect of any Series. The Directors and the Disinterested Directors in attendance at the Special Meeting unanimously concluded that the Interim Management Agreement and the New Management Agreement were fair and reasonable in respect of each Series and decided to submit the New Management Agreement to shareholders of each Series for their approval.

         In reaching its decision, the Board of Directors, in respect of each Series, examined and weighed many factors, including those described in Proposal 2 under "Factors Considered by the Board of Directors." In addition, the Board of Directors considered that the Interim Management Agreement and the New Management Agreement were substantially the same as each of the Previous Management Agreements (the annual continuance of which the Board of Directors had approved at a meeting on November 21, 2002), except for the commencement and termination dates, lower breakpoints in the fee schedule of the Interim Management Agreement and the New Management Agreement in respect of each Series and certain non-substantive updating changes.

         The affirmative vote of a majority of the outstanding voting securities of each Series, voting separately, is required for the adoption of this proposal in respect of a Series. Under the 1940 Act, a "vote of a majority of the outstanding voting securities" of a Series means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Series or (2) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the Meeting in person or by proxy.

         If approved by shareholders of a Series at the Meeting, the New Management Agreement in respect of such Series will become effective on December 5, 2003 or the day following approval if later than December 5, 2003. If the New Management Agreement is not approved in respect of a Series, the Board of Directors will take such action as they deem to be in the best interests of shareholders of such Series.

                     YOUR BOARD OF DIRECTORS RECOMMENDS THAT
           SHAREHOLDERS VOTE IN FAVOR OF THE PROPOSAL AS IT APPLIES TO
                                  THEIR SERIES.

                    APPROVAL OF THE NEW SUBADVISORY AGREEMENT

                                  (PROPOSAL 2)

GENERAL

         The Board of Directors of the Fund is submitting for shareholder approval a New Subadvisory Agreement, in respect of each Series, between the Manager and the Subadviser. Shareholders of each Series, voting separately, are being asked to approve the New Subadvisory Agreement in respect of their Series. Shareholder approval of a Series is required by the 1940 Act in order for the Subadviser to serve as an investment adviser to that Series beyond February 12, 2004. The Subadviser currently serves as Subadviser to each Series pursuant to an interim Subadvisory Agreement (the "Interim Subadvisory Agreement"), in respect of each Series, between the Manager and the Subadviser. The Interim Subadvisory Agreement was approved by the Board of Directors at a special meeting held on September 4, 2003 and provides that it will terminate, pursuant to its terms, upon the earlier of

150 days from September 15, 2003, when the Interim Subadvisory Agreement became effective, which is February 12, 2004, or the date of approval of the New Subadvisory Agreement. Shareholders are not being asked to approve the Interim Subadvisory Agreement, which is currently in effect and will terminate when the New Subadvisory Agreement takes effect.

         The Manager has recommended to the Board of Directors that they recommend the New Subadvisory Agreement for shareholder approval because the Manager has decided to exit the global investment advisory business (other than the technology sector) and the Manager believes that the Subadviser (together with the Manager) will be able to provide services to the Series of at least the same scope and quality as those currently provided by the Manager alone, thereby permitting the Manager to continue to make the Series available to shareholders without requiring the Manager to maintain the costly infrastructure associated with a global investment advisory capability. The Manager also believes that each Series will benefit from the Subadviser's extensive investment advisory experience.

         If approved by shareholders, the New Subadvisory Agreement will not increase the fees payable by any Series because, under the New Subadvisory Agreement (as with the Interim Subadvisory Agreement), the Manager (not the Series) is responsible for the payment of the Subadviser's fees. The factors considered by the Board of Directors, including the Disinterested Directors, in determining the reasonableness and fairness of the Interim Subadvisory Agreement and the New Subadvisory Agreement are described below under "Factors Considered by the Board of Directors". A copy of the New Subadvisory Agreement is set forth as Exhibit E to this Proxy Statement.

         The Subadviser is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. The Subadviser is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. The Subadviser and its predecessor organizations have provided investment advisory services for over 70 years. As of August 31, 2003, the Subadviser had approximately $347.4 billion in assets under management.

         A table setting forth the net assets of other investment companies managed or subadvised by the Subadviser which have investment objectives similar to any of the Series, and the management fee rates paid by such companies, is attached as Exhibit F to this Proxy Statement. Exhibit G to this Proxy Statement sets forth further information about the Subadviser and its partners, none of whom are also officers of a Series.

         The Interim Subadvisory Agreement and the New Subadvisory Agreement, which were considered in conjunction with the Interim Management Agreement and the New Management Agreement, were discussed and considered at the Special Meeting of the Board of Directors held on September 4, 2003, at which a majority of the Directors and the Disinterested Directors were present, and at a meeting of the Board Operations Committee of the Fund also held on September 4, 2003. One Director was unable to attend the Special Meeting. The Board Operations Committee is composed of the nine Disinterested Directors, eight of whom were present at the Special Meeting. Independent legal counsel to the Fund and to the Disinterested Directors advised the Directors on the nature of the matters to be considered and the standards to be used by the Board of Directors and the Disinterested Directors in reaching their decisions. Such consideration was based upon financial, statistical and other information supplied to the Directors by the Manager and the Subadviser, and no single factor was identified as of paramount importance. At the Special Meeting of the Board of Directors, representatives of the Subadviser, in addition to responding to questions of the Board of Directors, supplemented extensive written materials provided to the Directors in advance of the special meeting by delivering a presentation explaining, among other things, their investment approach and illustrating their investment advisory experience. Also, the Manager discussed with the Board of Directors the process through which it decided to recommend the Subadviser and alternative options it had considered, as well as the proposed allocation of responsibilities between the Manager and the Subadviser under the Interim Management Agreement and the Interim Subadvisory Agreement and if the New Management Agreement and the New Subadvisory Agreement are approved in respect of any Series. The Directors and the Disinterested Directors in attendance at the Special Meeting unanimously concluded that the Interim Subadvisory Agreement and the New Subadvisory Agreement were fair and reasonable in respect of each Series and decided to submit the New Subadvisory Agreement to shareholders of each Series for their approval.

         As noted in Proposal 1 above and as required by Rule 15a-4(b)(2)(vi) of the 1940 Act, the Interim Management Agreement provides that advisory fees earned by the Manager in respect of each Series will be deposited into an interest-bearing account and will be paid to the Manager only if the holders of a majority of the outstanding voting securities of such Series (as defined by the 1940 Act) approve the New Management Agreement for that Series. The Interim Subadvisory Agreement provides that the Manager's obligation to pay the fee earned by the Subadviser is conditioned upon (1) the approval by the requisite shareholder votes of the New Management Agreement and the New Subadvisory Agreement, and (2) the release to the Manager of all amounts in the escrow account. If shareholders of a Series do not approve the New Subadvisory Agreement or the New Management Agreement, the Subadviser will receive as compensation or reimbursement in respect of such Series the lesser of: (1) the total amount in the escrow account in respect of such Series, less the disbursements to the Manager for providing services during the term of the Interim Management Agreement or (2) the costs of the Subadviser of providing services during the term of the Interim Subadvisory Agreement (plus, in each case, interest earned on that amount while in escrow).

TERMS OF THE NEW SUBADVISORY AGREEMENT

         The following summary of the New Subadvisory Agreement is qualified in its entirety by reference to the New Subadvisory Agreement attached as Exhibit E to this Proxy Statement.

         Services. Under the New Subadvisory Agreement, the Subadviser will, subject to the control of the Board of Directors and in accordance with the objectives, policies and principles of the relevant Series set forth in the Fund's Prospectus and Statement of Additional Information and the requirements of the 1940 Act and other applicable law, furnish the Manager and such Series with such investment advice, research and assistance as the Manager or the Series shall from time to time reasonably request. In this regard, it is the responsibility of the Subadviser, in respect of each Series: (i) to participate in the development of the Series' overall investment strategy and in the determination of investment allocations; (ii) to provide investment advice and research to the Series with respect to existing and potential investments in securities, including company visits and meetings with management; (iii) to determine securities and other assets for investment; (iv) to select brokers and dealers; (v) to cause the execution of trades, including foreign exchange dealings; and (vi) unless otherwise agreed to by the Manager, vote proxies solicited by or with respect to issuers of securities in which assets of the Series may be invested from time to time. The Subadviser's responsibilities extend to all of each Series' assets. Under the New Management Agreement, the Manager continues to have responsibility for investment management services provided under the New Subadvisory Agreement.

         The Subadviser has reserved the right to close Global Smaller Companies Portfolio to new purchases after net new purchases of such Series, together with any net new purchases of Seligman Global Smaller Companies Fund, a series of Seligman Global Fund Series, Inc., exceed $150 million from September 14, 2003, the day before the Interim Subadvisory Agreement became effective. At such date, these funds had approximately $184 million in net assets (which includes approximately $6 million net assets held by Global Smaller Companies Portfolio).

         Liability.  The New  Subadvisory  Agreement  provides that,  subject to
Section 36 of the 1940 Act, the Subadviser shall not be liable to the Fund for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the performance of its duties under the New Subadvisory Agreement except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the New Subadvisory Agreement, provided, however, that the Subadviser will be liable for any loss incurred by the Fund, a Series, the Manager or their respective affiliates to the extent such losses arise out of any act or omission directly attributable to the Subadviser which results, directly or indirectly, in a material error in the net asset value of a Series.

         Compensation. Under the New Subadvisory Agreement, the Subadviser would receive in respect of each Series, each month a fee calculated on each day during such month at the annual rates set forth in the Fee Schedule attached to the New Subadvisory Agreement. This fee will be paid by the Manager and will not affect the total fee paid by any Series to the Manager pursuant to the New Management Agreement. The fee paid by each Series to the Manager is set forth above in Proposal 1 under "Terms of the New Management Agreement, the Interim Management Agreement and the Previous Management Agreements - Compensation". In addition, the Subadviser has agreed to limit all subadvisory fees payable to it by the Manager for a period of two years from September 15,

2003 to 50% of the aggregate contractual management fee earned by the Manager in respect of the Series, certain series of Seligman Global Fund Series, Inc. and one other investment fund for which the Manager anticipates it will engage the Subadviser to provide services.

         Expenses. Pursuant to the New Subadvisory Agreement, the Subadviser will pay all of its expenses arising from the performance of its duties under the New Subadvisory Agreement, other than the cost of securities, including brokerage commissions and similar fees and charges for the acquisition, disposition, lending or borrowing of each Series' investments.

         Termination. The New Subadvisory Agreement, if approved, would continue in effect until December 31, 2004 and from year to year thereafter if such continuance is approved in the manner required by the 1940 Act. The New Subadvisory Agreement may be terminated at any time, with respect to a Series, without payment of penalty, by the Fund on 60 days' written notice to the Subadviser by vote of the Directors or by vote of the majority of the outstanding voting securities of the Series (as defined by the 1940 Act). The New Subadvisory Agreement also may be terminated, with respect to a Series, by the Subadviser or the Manager at any time upon not less than 6 months' written notice to the other and to the Fund. The New Subadvisory Agreement will automatically terminate in the event of its assignment in respect of a Series, and upon termination of the New Management Agreement in respect of a Series. Notwithstanding the foregoing, the Subadviser may terminate the New Subadvisory Agreement, for cause, on 60 days' written notice to the Fund and the Manager.

PERFORMANCE INFORMATION

         Set forth below is certain performance information for the first and second quarters of 2003 and for the calendar years since the inception of the Subadviser's composites in respect of accounts which were managed by the Subadviser with similar objectives, policies, strategies and risks to those of each respective Series, as well as for the one, three and five year periods (to the extent the composite covers those periods) through June 30, 2003. The Subadviser's composite information below represents the actual performance,
adjusted  as  described   below,  of  composites  which  consist  of  all  fully
discretionary, fee paying accounts eligible for inclusion in the applicable composite (set forth in the notes below the tables). The Subadviser's composite performance information below is presented (i) before ("gross" of) management fees, custody charges, withholding taxes and other indirect expenses, and (ii) reflecting deduction ("net") of estimated total annual fund operating expenses in respect of each Series (as explained in the note below the tables). Also set forth below is the investment results (before taxes) of each Series in recent years, as well as the results of certain indices used by the Series or the Subadviser to measure their performance. The past performance of the Subadviser's composites, the Series or the indices should not be considered an indication of how the Series will perform in the future and shareholders should not assume that they will experience returns in the future comparable to those shown below.

         SELIGMAN GLOBAL GROWTH PORTFOLIO:

         Annual Total Returns For the Periods Ended:

                                                   Three month     Three month       2002       2001        2000       1999
                                                   period ended   period ended
                                                     June 30,       March 30,
                                                     2003(+)         2003(+)

Seligman Global Growth Portfolio*............         15.70%         (3.93)%       (24.13)%   (19.93)%    (15.78)%    52.49%

Global Growth Total Composite (gross)** (1)..         21.23           (5.67)       (18.74)     (15.84)     (6.28)     52.37
Global Growth Total Composite (net)** (1)....         20.83           (6.01)       (19.89)     (17.03)     (7.59)     50.32

MSCI World Index(1)..........................         17.24           (4.94)       (19.54)     (16.52)    (12.92)     25.34
MSCI World Growth Index(1)...................         13.26           (3.73)       (19.61)     (19.17)    (25.54)     33.01
Lipper Global Funds Average(1)...............         17.25           (6.12)       (19.53)     (17.36)    (10.15)     38.12

         Average Annual Total Returns For the Periods Ended June 30, 2003:

                                                        One Year     Three Years

Seligman Global Growth Portfolio*....................   (3.97)%       (16.36)%

Global Growth Total Composite (gross)** (1)..........     0.72         (10.87)
Global Growth Total Composite (net)** (1)............     0.69         (12.12)

MSCI World Index(1)..................................    (1.89)        (12.58)
MSCI World Growth Index(1)...........................    (1.85)        (18.01)
Lipper Global Funds Average(1).......................    (3.64)        (11.63)



         SELIGMAN GLOBAL SMALLER COMPANIES PORTFOLIO:

         Annual Total Returns For the Periods Ended:

                                                 Three month    Three month       2002         2001        2000       1999
                                                period ended    period ended
                                                  June 30,       March 30,
                                                   2003(+)        2003(+)

Seligman Global Smaller Companies
Portfolio*..................................       18.31%         (6.03)%       (24.59)%     (15.25)%    (14.63)%    23.84%

Global Smaller Companies Total Composite
(gross)** (2)...............................        26.47          (4.86)        (12.26)       3.74        3.85      48.32
Global Smaller Companies Total Composite
(net)** (2).................................        26.06          (5.20)        (13.50)       2.29        2.42      46.32

MSCI Small Cap World Index(2)...............        25.88          (3.22)        (15.69)      (0.66)      (3.11)     25.31
Citigroup EM Index World(2).................        21.66          (4.18)        (12.50)      (6.78)      (2.28)     22.36
Citigroup Broad Market Less Than US$2 Billion
Index (2)..................................         22.58          (3.03)        (10.89)      (4.21)      (2.51)     22.82
Lipper Global Small-Cap Funds Average(2)....        21.32          (4.94)        (18.96)     (15.49)      (7.78)     52.47



         Average Annual Total Returns For the Periods Ended June 30, 2003:

                                                                      One Year           Three Years          Five Years

Seligman Global Smaller Companies Portfolio*...............           (10.07)%            (15.97)%              (6.51)%

Global Smaller Companies Total Composite (gross)** (2)....              3.64               (4.13)                11.06
Global Smaller Companies Total Composite (net)** (2).......             2.20               (5.47)                9.53

MSCI Small Cap World Index(2)..............................             2.03               (2.84)                1.90
Citigroup EM Index World(2)................................             1.13               (3.88)                1.75
Citigroup Broad Market Less Than US$2 Billion Index (2)....             2.99               (2.08)                2.60
Lipper Global Small-Cap Funds Average(2)...................            (2.60)             (11.46)               (0.03)

         SELIGMAN INTERNATIONAL GROWTH PORTFOLIO:

         Annual Total Returns For the Periods Ended:

                                                   Three month        Three month             2002                2001
                                                  period ended        period ended
                                                 June 30, 2003(+)   March 30, 2003(+)

Seligman International Growth Portfolio*....          17.45%             (5.36)%            (16.52)%            (24.41)%

International Growth Total Composite                  26.08              (3.49)             (15.42)             (18.00)
(gross)** (3)...............................
International Growth Total Composite
(net)** (3).................................          25.67              (3.83)             (16.61)             (19.17)

MSCI EAFE Index(3)..........................          19.56              (8.13)             (15.66)             (21.21)
MSCI EAFE Growth Index(3)...................          16.52              (7.89)             (15.76)             (24.41)
Lipper International Funds Average(3).......          18.43              (8.38)             (16.67)             (21.71)



         Average Annual Total Returns For the Period Ended June 30, 2003:

                                                                        One
                                                                        Year

Seligman International Growth Portfolio*..................             (4.48)%

International Growth Total Composite (gross)** (3)........              4.66
International Growth Total Composite (net)** (3)..........              3.20

MSCI EAFE Index(3)........................................             (6.06)
MSCI EAFE Growth Index(3).................................             (7.64)
Lipper International Funds Average(3).....................             (7.98)


Source: Lipper Inc., a Reuters Company ("Lipper")


(+)  Not annualized.

* The tables above show average annual total returns for each Series' Class 1 shares and do not reflect the effect of any administration fees or sales charges imposed by the variable annuity and variable life insurance contracts on their owners. If these expenses were included, the returns would be lower. The tables assume that all dividends and capital gain distributions were reinvested. The Manager and former subadviser, at their discretion, reimbursed expenses of Class 1 shares for certain periods presented. There is no assurance that the Manager will continue this policy in the future and absent such reimbursement, returns would have been lower. Effective August 11, 2003, the Manager has modified its voluntary undertaking to reimburse "other expenses" of the Series by raising the previously applicable expense cap for each Series to an annual rate of 0.75% of average daily net assets of Global Growth Portfolio and 1.00% of average daily net assets of International Growth Portfolio and Global Smaller Companies Portfolio.


** Composite performance returns include all fully discretionary, fee paying accounts under the Subadviser's management which are defined by the relevant profile described below. The performance information is limited and may not reflect performance in all economic cycles. The accounts in the composite were not necessarily subject to certain investment and other restrictions imposed on registered investment companies, including those under the 1940 Act and the Internal Revenue Code, which, if applicable, might have adversely affected performance. The aggregate returns of the accounts in any of the Subadviser's composites may not reflect the returns of any particular account of the Subadviser. The performance reflected in the Subadviser composites has been prepared in compliance with the Performance Presentation Standards of the Association for Investment Management and Research (AIMR-PPS), the US and Canadian version of the Global Investment Performance Standards (GIPS), which differs from the method used by the SEC. Performance results ("gross") are net of commissions and other direct expenses, but before (gross of) management fees, custody charges, withholding taxes and other indirect expenses. Performance results ("net") reflect the deduction of historical actual total annual fund operating expenses. Total annual fund operating expenses include investment advisory fees, custodial fees, and other expenses, without provision for any applicable federal or state income taxes, if any. Net performance results for each Series do not reflect the deduction of distribution and service (12b-1) fees or sales charges because the Series are not subject to such fees or charges. Net performance results also do not reflect fees or sales charges imposed by contracts on their owners.

(1) Accounts included in the Global Growth Total Composite seek to achieve high, long-term returns in excess of the Morgan Stanley Capital International World Growth Index (MSCI World Growth Index), which is one of the Series' benchmarks, through investment in equity securities around the world. The Global Growth Total Composite inception date was August 1998. The Series' benchmarks, the Morgan Stanley Capital International World Index (MSCI World Index), the MSCI World Growth Index and the Lipper Global Funds Average are unmanaged indices that assume reinvestment of all distributions, except that for periods prior to June 30, 2001, the MSCI World Index and the MSCI World Growth Index measured price performance only. The Lipper Global Funds Average excludes the effect of sales charges and taxes and the MSCI World Index and the MSCI World Growth Index exclude the effect of fees, sales charges and taxes. The MSCI World Index measures the performance of stocks in 23 developed markets in North America, Europe and the Asia/Pacific region. The MSCI World Growth Index is a market-capitalization-weighted equity index comprised of 23 countries and representing "growth" (high price to book value) securities in the world's developed stock markets. The Lipper Global Funds Average measures the performance of mutual funds which invest at least 25% of total assets in equity securities traded outside the US, and which may own US securities. Investors cannot invest directly in an average or index.

(2) Accounts included in the Global Smaller Companies Total Composite seek to achieve long-term returns in excess of the Citigroup Broad Market Less Than US$2 billion Index, which is not a benchmark of the Series. This is achieved through active fundamental research of small companies, where the Subadviser seeks to invest in both extended growth opportunities and special situations in the global equity market. The Global Smaller Companies Total Composite inception date was [ ] 1997. Performance information in respect of the Morgan Stanley Capital International Small Cap World Index (MSCI Small Cap World Index) is shown because this Index was previously a benchmark for the Series. The Series' benchmarks, the Citigroup Extended Market Index World (Citigroup EM Index World) and the Lipper Global Small-Cap Funds Average, as well as the Citigroup Broad Market Less Than US$2 billion Index and the MSCI Small Cap World Index, are unmanaged indices that assume reinvestment of all distributions, except that for periods prior to June 30, 2001, the MSCI Small Cap World Index measured price performance only. The Lipper Global Small-Cap Funds Average excludes the effect of sales charges and taxes and the Citigroup EM Index World, the Citigroup Broad Market Less Than US$2 billion Index and the MSCI Small Cap World Index exclude the effect of fees, sales charges and taxes. The Citigroup EM Index World measures the performance of small-cap stocks around the world. The MSCI Small Cap World Index attempts to represent the business activities of small cap companies across developed markets. The Lipper Global Small-Cap Funds Average measures the performance of mutual funds which invest at least 25% of their total assets in equity securities of companies whose primary trading markets are outside the US, and which invest at least 65% of total assets in companies with market capitalizations of less than US $1 billion at the time of purchase. Investors cannot invest directly in an average or index.

(3) Accounts included in the International Growth Total Composite seek to achieve high, long-term returns in excess of the Morgan Stanley Capital
International EAFE (Europe, Australasia, Far East) Growth Index (MSCI EAFE Growth Index), which is not a benchmark of the Series, through investment in equity securities around the world. The International Growth Total Composite inception date was May 2000. The Series' benchmarks, the Morgan Stanley Capital International EAFE (Europe, Australasia, Far East) Index (MSCI EAFE Index) and the Lipper International Funds Average, as well as the MSCI EAFE Growth Index, are unmanaged indices that assume reinvestment of all distributions, except that for periods prior to June 30, 2001, the MSCI EAFE Index and the MSCI EAFE Growth Index measured price performance only. The Lipper International Funds Average excludes the effect of sales charges and taxes and the MSCI EAFE Index and the MSCI EAFE Growth Index exclude the effect of fees, sales charges and taxes. The MSCI EAFE Index measures the performance of stocks in 21 developed markets in Europe, Australasia, and the Far East. The Lipper International Funds Average measures the performance of mutual funds which invest in equity securities of companies whose primary trading markets are outside the US. Investors cannot invest directly in an average or index.

FACTORS CONSIDERED BY THE BOARD OF DIRECTORS OF THE FUND

         The Board of Directors has considered various matters in determining the reasonableness and fairness of the Interim Subadvisory Agreement and the New Subadvisory Agreement. Independent legal counsel to the Fund and to the Disinterested Directors advised the Directors on the nature of the matters to be considered and the standards to be used by the Board of Directors and the Disinterested Directors in reaching their decisions. The Board Operations Committee of the Fund considered the Interim Subadvisory Agreement and the New Subadvisory Agreement at a separate meeting. That meeting included a session with counsel at which representatives of the Manager and the Subadviser were not present.

         In reaching its decision, the Board of Directors, in respect of each Series, examined and weighed many factors, including, but not limited to: (1) the nature and quality of the services expected to be rendered by the Subadviser (together with the Manager) and the results achieved by the Subadviser with respect to composite accounts with investment goals substantially similar to each particular Series; (2) extensive financial, personnel and structural information as to the Subadviser's organization; (3) that fees paid to the Subadviser would be paid by the Manager and would not affect the total amount of management fees paid by any Series or the expense ratio of any Series; (4) presentations of the Manager and the Subadviser concerning the transition of investment advisory services from the Manager to the Subadviser, including the potential impact such transition would have on each Series and the Manager's and Subadviser's anticipated allocation of responsibilities after the changeover, including the Manager's anticipated role in overseeing the Subadviser's management of the Series' investment portfolios and the manner in which it would do so; (5) the portfolio allocation policies and practices of each Series and of the Subadviser, and the Subadviser's historical portfolio turnover rates and anticipated portfolio realignment as a result of its assumption of advisory responsibilities; (6) the organization and financial condition of the Manager and the Subadviser, including profitability to the Manager as a result of the proposal and the Manager's and the Subadviser's representations that they would provide certain profitability information to the Board of Directors in connection with any future renewals of the New Management Agreement and the New Subadvisory Agreement; (7) the fall-out benefits which the Subadviser and its affiliates would receive from the Subadviser's relationship to the Series and the Seligman Group and the benefits of the proposal to the Manager, including the payments to be received by the Manager and its affiliates from all sources involving both the Series and the other investment companies in the Seligman Group; (8) that the Manager would pay the costs incurred in connection with the proposal, including the costs of holding the special meeting of shareholders and related solicitation costs, except for approximately $5,000 in respect of the Fund, to be allocated among the Series based on their respective net assets; (9) that the New Subadvisory Agreement provides certain exculpatory provisions; (10) the compliance resources and procedures of the Subadviser, including that the Subadviser has not experienced any material regulatory problems under applicable securities laws; (11) the scope and nature of the Manager's due diligence review of the Subadviser, including a presentation of the Manager discussing alternate options it considered prior to recommending the proposed subadvisory arrangements; and (12) that, in connection with the engagement of the Subadviser, the Manager has agreed to lower the breakpoints in its fee schedule for each Series to match those of the Subadviser.

         Certain of the factors addressed by the Board in reaching its determination are discussed in more detail below.

         o INVESTMENT ADVISORY SERVICES. The Board of Directors considered the proposed overall arrangements between the Manager and the Subadviser in providing investment advisory services and the nature and quality of the services expected to be rendered by the Subadviser in conjunction with the Manager. In this regard, the Board considered the responsibilities of the Manager pursuant to the New Management Agreement and the supervisory and administrative services to be performed by the Manager in this role. The Board received a presentation of the Manager and the Subadviser discussing how the firms would communicate and interact in respect of the provision of services to each Series.

         o PERFORMANCE. The Board of Directors considered the performance record of the Subadviser's investments (with respect to U.S. assets as well as non-U.S. assets), and, in particular, of the composite accounts with investment goals substantially similar to each particular Series. This information was presented to the Board of Directors net of commissions and other direct expenses, but before (gross of) management fees, custody charges, withholding taxes and other indirect expenses.

         o MANAGEMENT FEES AND EXPENSES. The Board of Directors considered that, because the Manager would be responsible for the payment of the Subadviser's fees, the New Subadvisory Agreement would not increase the advisory fee payable by any Series or have any affect on the annual expense ratio (which include the management fee and all other operating expenses incurred by the Series) of any Series. In addition, the Board of Directors considered that, in connection with the engagement of the Subadviser, the Manager has agreed to lower the breakpoints in its fee schedule for each Series to match those of the Subadviser. The management fee rate payable by each Series to the Manager is set forth in Proposal 1 above under "Terms of the New
Management Agreement, the Interim Management Agreement and the Previous Management Agreements - Compensation".

         o INVESTMENT ADVISORY EXPERIENCE. The Board of Directors considered the Subadviser's reputation and significant experience in managing and subadvising investment companies, including that the Subadviser's business is focused exclusively on investment management. The Board of Directors also considered the backgrounds of the portfolio managers that would be responsible for providing investment advisory services for each Series, which are briefly discussed below:

          SELIGMAN  GLOBAL GROWTH  PORTFOLIO AND SELIGMAN  INTERNATIONAL  GROWTH
          PORTFOLIO:

ANDREW S. OFFIT, Senior Vice President of the Subadviser serves as the Portfolio Manager for the Seligman Global Growth Portfolio and the Seligman International Growth Portfolio. Mr. Offit joined the Subadviser in 1997 and has approximately 15 years of investment experience. Mr. Offit received an MBA from The Wharton School of the University of Pennsylvania in 1987.

          SELIGMAN GLOBAL SMALLER COMPANIES PORTFOLIO:

EDWARD L. MAKIN, Vice President of the Subadviser, co-manages the Seligman Global Smaller Companies Portfolio. Mr. Makin joined the Subadviser in 1994 and has approximately 15 years of investment experience. Mr. Makin received a BA from the University of London in 1987.

JAMIE A. ROME, Vice President of the Subadviser and CFA, co-manages the Global Smaller Companies Portfolio. Mr. Rome began his career at the Subadviser in 1994 and has approximately 15 years of investment experience. Mr. Rome received an MBA from the University of Chicago in 1994.


         o FALL-OUT BENEFITS. When considering the New Subadvisory Agreement in respect of a Series, the Board of Directors considered that each of the other Series and certain series of Seligman Global Fund Series, Inc. would also be considering engaging the Subadviser and that the Manager anticipates that it will engage the Subadviser to provide services to one other investment fund. The Board of Directors also considered the benefits to the Manager in implementing the proposal, including that the Manager would retain a significant portion (at least 50% in the first two years) of the total management fee payable by the Series (in aggregate with the other entities the Manager manages and for which the Subadviser would be engaged), and that the proposed subadvisory arrangements would permit the Manager to reduce its internal capacity to provide global investment advisory services, thereby reducing the Manager's expenses.

         o OTHER CONSIDERATIONS. The Board of Directors also considered that each Series had been subadvised by a different investment adviser until 2000 or 2002, as noted above, when the Manager assumed responsibility for managing each Series' entire portfolio. The Board of Directors noted that portfolio turnover could be expected to increase (in the short-term) as a result of the transition to the Subadviser's assumption of responsibility and that the Subadviser historically had a higher portfolio turnover rate than the Series. The Board of Directors also received satisfactory assurances that each Series would continue to receive high quality advisory services without interruption through the transition of advisory responsibility from the Manager to the Subadviser.

         The affirmative vote of a majority of the outstanding voting securities of each Series, voting separately, is required for the adoption of this proposal in respect of a Series. Under the 1940 Act, a "vote of a majority of the outstanding voting securities" of a Series means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Series or (2) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the Meeting in person or by proxy.

         If approved by shareholders of a Series at the Meeting, the New Subadvisory Agreement in respect of such Series will become effective on December 5, 2003 or the day following approval if later than December 5, 2003. The New Subadvisory Agreement will be implemented, in respect of a Series, only if the New Management Agreement (discussed in Proposal 1) is also approved. If the New Subadvisory Agreement or the New Management Agreement is not approved in respect of a Series, the Board of Directors will take such action as they deem to be in the best interests of shareholders of such Series.

          YOUR BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE IN
              FAVOR OF THE PROPOSAL AS IT APPLIES TO THEIR SERIES.



                                  OTHER MATTERS

Each Series knows of no other matters which are to be brought before the Meeting. However, if any other matters come before the Meeting, it is intended that the persons named in the enclosed form of Proxy, or their substitutes, will vote the Proxy in accordance with their judgment on such matters. The persons named in the form of Proxy, or their substitutes, will have discretionary authority to vote on any shareholder proposal properly presented at the Meeting.

A shareholder proposal intended to be represented at any meeting called in the future must be received by the Series within a reasonable time before the solicitation for that meeting is made. Otherwise the Series will not be able to include the proposal in the notice of meeting, proxy statement and form of proxy relating to the meeting. Under the current By-Laws of the Fund, meetings of shareholders are required to be held only when necessary under the 1940 Act. It is therefore unlikely that shareholder meetings will be held on an annual basis. There is no guarantee that any proposal submitted by a shareholder will be included in the proxy statement. Shareholder proposals are subject to certain regulations under federal law.

                                    EXPENSES

The Manager will bear the cost of soliciting Proxies and of the Meeting, except for approximately $5,000 in respect of the Fund, to be allocated among the Series based on their respective net assets. In addition to the use of the mails, Proxies may be solicited personally or by telephone or via facsimile by Directors, officers and employees of the Series, the Manager, Seligman Advisors, Seligman Services, Inc., and the Fund, on behalf of its Series, may reimburse persons holding shares of a Series in their names or names of their nominees for their expenses in sending solicitation material to their beneficial owners.

                       By order of the Board of Directors,

                                                 /s/ Frank J. Nasta


                                                     Secretary

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. ALL SHAREHOLDERS, INCLUDING THOSE WHO EXPECT TO ATTEND THE MEETING, ARE URGED TO DATE, FILL IN, SIGN AND MAIL THE ENCLOSED FORM OF PROXY IN THE ENCLOSED RETURN ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. PLEASE REFER TO YOUR PROXY CARD FOR COMPLETE VOTING INSTRUCTIONS. A PROXY IS NOT REQUIRED FOR ADMISSION TO THE MEETING.

                                                                       Exhibit A
                                                                       ---------


                             MANAGEMENT AGREEMENT(1)


         MANAGEMENT AGREEMENT, dated as of December [ ], 2003 between SELIGMAN PORTFOLIOS, INC., a Maryland corporation (the "Corporation"), on behalf of each of the portfolios listed on the Fee Schedule attached hereto (each, a "Portfolio"), and J. & W. SELIGMAN & CO. INCORPORATED, a Delaware corporation (the "Manager").


         WHEREAS, the Corporation is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

         WHEREAS, the Corporation desires to retain the Manager to render or contract to obtain as hereinafter provided investment management services to the Corporation, and to administer the business and other affairs of the Corporation and the Manager is willing to render such services;

         Now, therefore, in consideration of the mutual agreements herein made, the parties hereto agree as follows:


         1. Duties of the Manager. The Manager shall, subject to the control of the Board of Directors of the Corporation, manage the affairs of each Portfolio and agrees to provide the services described in this Agreement on the terms set forth herein. The Manager will enter into an agreement dated the date hereof (the "Subadvisory Agreement") with Wellington Management Company, LLP (the "Subadviser") pursuant to which the Subadviser will provide each Portfolio with investment management services, including investment research, advice and supervision, determining which securities shall be purchased or sold by the Portfolio, making purchases and sales of securities on behalf of the Portfolio and determining how voting and other rights with respect to securities of the Portfolio shall be exercised, subject in each case to the control of the Board of Directors of the Corporation and in accordance with the objectives, policies and principles set forth in the Registration Statement and Prospectus of the Corporation and the requirements of the 1940 Act and other applicable law. The Manager will continue to have responsibility for investment management services provided under the Subadvisory Agreement. In the event the Subadviser ceases to provide such investment management services to the Corporation, they shall be provided by the Manager or by such other firm as may be selected by the Corporation and approved in accordance with applicable requirements. In connection with the performance of its duties hereunder, the Manager shall provide such office space, such bookkeeping, accounting, internal legal, clerical, secretarial and administrative services (exclusive of, and in addition to, any such services provided by any others retained by the Corporation) and such executive and other personnel as shall be necessary for the operations of each Portfolio. The Corporation


----------
1 Marked to show changes between a form of the Previous Management Agreement and the New Management Agreement.

understands that the Manager also acts as the manager of all of the investment companies in the Seligman Group.


         Subject to Section 36 of the 1940 Act, the Manager shall not be liable to the Corporation for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of a Portfolio and the performance of its duties under this Agreement except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Agreement.

         2. Expenses. The Manager shall pay all of its expenses arising from the performance of its obligations under Section 1 including the fee of the Subadviser, and shall pay any salaries, fees and expenses of the directors of the Corporation who are employees of the Manager or its affiliates. The Manager shall not be required to pay any other expenses of the Corporation or a Portfolio, including, but not limited to, direct charges relating to the purchase and sale of portfolio securities, interest charges, fees and expenses of independent attorneys and auditors, taxes and governmental fees, cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares, expenses of registering and qualifying shares for sale, expenses of printing and distributing reports, notices and proxy materials to shareholders, expenses of corporate data processing and related services, shareholder recordkeeping and shareholder account services, expenses of printing and filing reports and other documents filed with governmental agencies, expenses of printing and distributing prospectuses, expenses of annual and special shareholders' meetings, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of directors of the Corporation who are not employees of the Manager or its affiliates, membership dues in the Investment Company Institute, insurance premiums and extraordinary expenses such as litigation expenses.

         3. Compensation. (a) As compensation for the services performed and the facilities and personnel provided by the Manager pursuant to Section 1, each Portfolio will pay to the Manager promptly after the end of each month a fee, calculated on each day during such month as indicated on the attached Fee Schedule.


         (b) If the Manager shall serve hereunder for less than the whole of any month, the fee hereunder shall be prorated.


         4. Purchase and Sale of Securities. The Manager or, pursuant to the Subadvisory Agreement, the Subadviser shall purchase securities from or through and sell securities to or through such persons, brokers or dealers (including the Manager or an affiliate of the Manager) as the Manager and the Subadviser shall deem appropriate in order to carry out the policy with respect to allocation of portfolio transactions as set forth in the Registration Statement and Prospectus(es) of the Corporation or as the Board of Directors of the Corporation may direct from time to time. In providing each Portfolio with investment management and supervision, it is recognized that the Manager or the Subadviser will seek the most favorable price and execution, and, consistent with such policy, may give consideration to the research, statistical and other services furnished by brokers or dealers to the Manager or the Subadviser for its use, to the general attitude of brokers or dealers toward investment companies and their support of them, and to such other considerations as the Board of Directors of the Corporation may direct or authorize from time to time.


         Notwithstanding the above, it is understood that it is desirable for each Portfolio that the Manager and the Subadviser have access to supplemental investment and market research and security and economic analysis provided by brokers who execute brokerage transactions at a higher cost to the Portfolio than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and execution. Therefore, the Manager and the Subadviser are authorized to place orders for the purchase and sale of securities for each Portfolio with such brokers, subject to review by the Corporation's Board of Directors from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Manager and the Subadviser in connection with their services to other clients as well as each Portfolio.


         The placing of purchase and sale orders may be carried out by the Manager or the Subadviser or any wholly-owned subsidiary of the Manager.


                  If, in connection  with  purchases and sales of securities for each Portfolio, the Manager or any subsidiary of the Manager may, without material risk, arrange to receive a soliciting dealer's fee or other underwriter's or dealer's discount or commission, the Manager shall, unless otherwise directed by the Board of Directors of the Corporation, obtain such fee, discount or commission and the amount thereof shall be applied to reduce the compensation to be received by the Manager pursuant to Section 3 hereof.

         Nothing herein shall prohibit the Board of Directors of the Corporation from approving the payment by a Portfolio of additional compensation to others for consulting services, supplemental research and security and economic analysis.

         5. Term of Agreement. This Agreement shall continue in full force and effect until December 31, 2004, and from year to year thereafter if such continuance is approved in the manner required by the 1940 Act if the Manager shall not have notified the Portfolio in writing at least 60 days prior to such December 31 or prior to December 31 of any year thereafter that it does not desire such continuance. This Agreement may be terminated at any time with respect to a Portfolio, without payment of any penalty by the Corporation, on 60 days' written notice to the Manager by vote of the Board of Directors of the Corporation or by vote of a majority of the outstanding voting securities of the Portfolio (as defined by the 1940 Act). This Agreement will automatically terminate in the event of its assignment (as defined by the 1940 Act).

         6. Right of Manager In Corporate Name. The Manager and the Corporation each agree that the word "Seligman", which comprises a component of the Corporation's and each Portfolio's names, is a property right of the Manager. Each Portfolio agrees and consents that (i) it will only use the word "Seligman" as a component of its corporate name and for no other purpose,
(ii) it will not purport to grant to any third party the right to use the word "Seligman" for any purpose, (iii) the Manager or any corporate affiliate of the Manager may use or grant to others the right to use the word "Seligman", or any combination or abbreviation thereof, as all or a portion of a corporate or business name or for any commercial purpose, including a grant of such right to any other investment company, and at the request of the Manager, the Corporation and the Portfolio will take such action as may be required to provide its consent to the use of the word "Seligman", or any combination or abbreviation thereof, by the Manager or any corporate affiliate of the Manager, or by any person to whom the Manager or an affiliate of the Manager shall have granted the right to such use; and (iv) upon the termination of any management agreement into which the Manager and the Corporation may enter, the Corporation and the Portfolio shall, upon request by the Manager, promptly take such action, at its own expense, as may be necessary to change its corporate name to one not containing the word "Seligman" and following such change, shall not use the word Seligman, or any combination thereof, as a part of its corporate name or for any other commercial purpose, and shall use its best efforts to cause its officers, trustees and shareholders to take any and all actions which the Manager may request to effect the foregoing and to reconvey to the Manager any and all rights to such word.

         7. Miscellaneous. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. Anything herein to the contrary notwithstanding, this Agreement shall not be construed to require, or to impose any duty upon either of the parties, to do anything in violation of any applicable laws or regulations.


         IN WITNESS WHEREOF, the Corporation on behalf of each Portfolio and the Manager has caused this Agreement to be executed by their duly authorized officers as of the date first above written.


                                            SELIGMAN PORTFOLIOS, INC.

                                            By
                                              ----------------------------------



                                            J. & W. SELIGMAN & CO. INCORPORATED

                                            By
                                              ----------------------------------

                                             FEE SCHEDULE

-----------------------------------------------------------------------------------------------------------
                     PORTFOLIO                                      ANNUAL RATE
                                                   (as a percentage of average daily net assets)
-----------------------------------------------------------------------------------------------------------
Seligman Global Smaller Companies Portfolio     1.00% OF THE FIRST $100 MILLION OF NET ASSETS; AND
                                                0.90% OF THE NET ASSETS THEREAFTER.
-----------------------------------------------------------------------------------------------------------
Seligman Global Growth Portfolio                1.00% OF THE FIRST $50 MILLION OF NET ASSETS;
                                                0.95% OF THE NEXT $1 BILLION OF NET ASSETS; AND
                                                0.90% OF THE NET ASSETS THEREAFTER.
-----------------------------------------------------------------------------------------------------------
Seligman International Growth Portfolio         1.00% OF THE FIRST $50 MILLION OF NET ASSETS;
                                                0.95% OF THE NEXT $1 BILLION OF NET ASSETS; AND
                                                0.90% OF THE NET ASSETS THEREAFTER.
-----------------------------------------------------------------------------------------------------------

                                                                       Exhibit B
                                                                       ---------



 Additional Information about the Series and the Previous Management Agreements


-------------------------------------------------------------------------------------------------------------
Series            Date of         Date on which    Management fee rate      Aggregate amount   Total net
                  Management      Management       (as a percentage of      of fees paid to    assets, as
                  Agreement       Agreement was    average daily net        Manager for        of September
                                  last submitted   assets)                  fiscal year        30, 2003
                                  to shareholders                           ended December     (millions)
                                                                            31, 2002 (before
                                                                            waivers)
-------------------------------------------------------------------------------------------------------------
Seligman Global   May 1, 1996     N/A              up to $1 billion:  1.00  $35,519            $2.4
Growth Portfolio
                                                   $1 billion to $2
                                                   billion:
                                                   0.95

                                                   over $2 billion:   0.90
-------------------------------------------------------------------------------------------------------------
Seligman Global   October 1,      N/A              up to $1 billion:  1.00  $80,577            $6.0
Smaller           1994
Companies                                          $1 billion to $2
Portfolio                                          billion:
                                                   0.95

                                                   over $2 billion:   0.90
-------------------------------------------------------------------------------------------------------------
Seligman          May 1, 1993     N/A              up to $1 billion:  1.00  $40,978            $3.0
International
Growth Portfolio                                   $1 billion to $2
                                                   billion:
                                                   0.95

                                                   over $2 billion:   0.90
-------------------------------------------------------------------------------------------------------------

                                                                       Exhibit C
                                                                       ---------


            Investment Companies Managed or Subadvised by the Manager
                with Similar Investment Objectives as the Series

              FUND                        NET ASSETS AS OF                   ANNUAL RATE
                                             9/30/03           (as a percentage of average daily net
                                            ($ MILLION)                       assets)

Seligman Global Growth Fund                    59.4           1.00% of the first $50 million of net
                                                              assets;
                                                              0.95% of the next $1 billion of net
                                                              assets; and
                                                              0.90% of the net assets thereafter.

Seligman Global Smaller Companies Fund        171.9           1.00% of the first $100 million of net
                                                              assets; and
                                                              0.90% of the net assets thereafter.

Seligman International Growth Fund             39.2           1.00% of the first $50 million of net
                                                              assets;
                                                              0.95% of the next $1 billion of net
                                                              assets; and
                                                              0.90% of the net assets thereafter.



All fees may be subject to voluntary fee waivers.

                                                                       Exhibit D
                                                                       ---------

                    Additional Information about the Manager

Set forth below is a listing of the Directors of the Manager. The Manager's President is Brian T. Zino. The address of each such individual is 100 Park Avenue, New York, New York 10017.

Paul C. Guidone
Stephen Hodgdon
Thomas Moles
William Morris
Ronald Schroeder
Rodney Smith
David Stein
Paul Wick
Brian T. Zino

                                                                       Exhibit E
                                                                       ---------



                              SUBADVISORY AGREEMENT

         SUBADVISORY AGREEMENT, dated ______, 2003 between J. & W. SELIGMAN & CO. INCORPORATED, a Delaware corporation (the "Manager") and WELLINGTON MANAGEMENT COMPANY, LLP., a Massachusetts limited liability partnership (the "Subadviser").

         WHEREAS, the Manager has entered into a Management Agreement, dated as of the date hereof (the "Management Agreement"), with Seligman Portfolios, Inc. (the "Corporation"), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), to render or contract to obtain assistance in rendering investment management services to the Corporation, and to administer the business and other affairs of the Corporation; and

         WHEREAS, the Manager desires to retain the Subadviser to assist in providing investment advisory and other services to the Corporation's Seligman Global Growth Portfolio, Seligman Global Smaller Companies Portfolio and Seligman International Growth Portfolio (the "Subadvised Funds"), and the Subadviser is willing to render such services, effective as of the date first written above (the "Effective Date").

         NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties hereto agree as follows:

         1. DUTIES OF THE SUBADVISER. (a) Subject in each case to the control of the Board of Directors of the Corporation (the "Board") and in accordance with the objectives, policies and principles set forth in the Registration Statement and Prospectus(es) of the Subadvised Funds (the "Registration Statement") and the requirements of the 1940 Act, and in conjunction with and under the supervision of the Manager, the Subadviser agrees to furnish the Manager and the Corporation with such investment advice, research and assistance as the Manager or the Corporation shall from time to time reasonably request. Without limiting the generality of the foregoing, Subadviser shall manage the investments of each Subadvised Fund in accordance with the Registration Statement and in compliance with the requirements applicable to registered investment companies under applicable laws and those requirements applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"), and such other limitations as the Manager or the Board may institute and inform the Subadviser in writing are applicable.

         (b) Subject to the foregoing, the Subadviser shall (i) participate in the development of each Subadvised Fund's overall investment strategy and in the determination of investment allocations, (ii) provide investment advice and research to each Subadvised Fund with respect to existing and potential investments in securities, including company visits and meetings with management, (iii) determine securities and other assets for investment, (iv) select brokers and dealers, (v) cause the execution of trades, including foreign exchange dealings and (vi) unless otherwise agreed to by the Manager, vote proxies solicited by or with respect to issuers of securities in which assets of the Subadvised Funds may be invested from time to time. In providing these services, the Subadviser will conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of each Subadvised Fund's assets. The Subadviser will make available representatives to report in person to the Board at least semi-annually on investment results, regulatory compliance with respect to each Subadvised Fund's investments and other matters that the Manager or the Board may reasonably request. The Subadviser shall also provide such reports and other information to the Manager or the Board as such persons may reasonably request.

         (c) The Subadviser agrees to provide, subject to any obligations or undertakings by the Manager reasonably necessary to maintain the confidentiality of the Subadviser's non-public information, any and all information, records and supporting documentation about the composite of accounts and the funds the Subadviser manages that have investment objectives, policies, and strategies substantially similar to those employed by the Subadviser in managing the Subadvised Funds which may be reasonably necessary, under applicable laws, to allow the Corporation or its agent to present historical performance information concerning the Subadviser's substantially similarly managed accounts and funds, for inclusion in the Corporation's Prospectus(es) and any other reports and materials prepared by the Corporation or its agent, in accordance with regulatory requirements or as requested by applicable federal or state regulatory authorities.

         (d) Portfolio accounting and pricing for the Subadvised Funds will be the ultimate responsibility of a third party accounting agent or administrator; however, in the event that an asset under the supervision of the Subadviser cannot be priced by a pricing source authorized by the Manager or market quotations are not readily available (as contemplated in the Fund's valuation procedures), the Subadviser will provide the third party accounting agent or administrator with a recommended "fair value" for such asset in accordance with the Fund's valuation procedures. Notwithstanding the foregoing, the Subadviser will be responsible for coordinating work with custodians in respect of assets under the Subadviser's supervision ("Custodians"), including liaising as required with Custodians in respect of trade settlement, safe custody of assets, income collection and the processing of corporate actions. The Subadviser will inform the Manager of material changes in the custody risks associated with the Subadvised Funds' depository arrangements in a foreign country, based on the analysis of risk and other information provided by the foreign custody manager of each Subadvised Fund. With respect to the securities of issuers under the supervision of the Subadviser, the Subadviser shall provide executed trade information to Custodians, third party accounting agents or administrators and/or the Manager (or its designee), which may be done via computer.

         (e) The Subadviser agrees to keep, and to preserve for the prescribed periods, all records relating to its activities hereunder that are required by the 1940 Act and the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The Subadviser hereby agrees that any and all records which it maintains for each Subadvised Fund are the property of the Corporation and further agrees to surrender promptly to the Corporation copies of any of such records upon the Corporation's or the Manager's request, provided, however, that Subadviser may retain copies of any records. Nothing herein shall prohibit the Subadviser from using the performance track record of the Subadvised Funds, including following any termination of this Agreement, to the extent such use is otherwise consistent with applicable law, rules and regulations.

         (f) With respect to any investment company in the Seligman Group of Funds, (i) the Subadviser will not consult with any other subadviser to that investment company (including, in the case of an offering of securities subject to Section 10(f) of the 1940 Act, any subadviser that is a principal underwriter or an affiliated person of a principal underwriter of such offering) concerning transactions for that investment company in securities or other assets, except, in the case of transactions involving securities of persons engaged in securities-related businesses, for purposes of complying with the conditions of paragraphs (a) and (b) of Rule 12d3-1 under the 1940 Act; and (ii) if the Subadviser and any other subadviser are providing investment advice to that investment company, the investment advice provided by Subadviser to that investment company will be limited to the assets for which Subadviser is responsible. The Manager shall provide a current list of all subadvisers to the Seligman Group of Funds to the Subadviser and shall update such list promptly upon any additions or departures of subadvisers to the Seligman Group of Funds.

         (g) The Subadviser shall exercise its best judgment in rendering its services described in this Agreement. However, subject to Section 36 of the 1940 Act, the Subadviser shall not be liable to the Corporation for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the performance of its duties under this Agreement except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Agreement; provided, however, that the Subadviser shall be liable for any loss incurred by the Corporation, a Subadvised Fund, the Manager or their respective affiliates to the extent such losses arise out of any act or omission directly attributable to the Subadviser which results, directly or indirectly, in a material error in the net asset value of a Subadvised Fund.

         2. EXPENSES. The Subadviser shall pay all of its expenses arising from the performance of its obligations hereunder, other than the cost of securities including brokerage commissions and similar fees and charges for the acquisition, disposition, lending or borrowing of each Subadvised Fund's investments.

         3. COMPENSATION. (a) As compensation for the services performed by the Subadviser pursuant to Section 1, the Manager will pay to the Subadviser each month a fee calculated on each day during such month as indicated on the attached Fee Schedule. Such compensation shall be paid by the Manager to the Subadviser as soon as practicable following receipt by the Manager of its investment management fees from the Corporation (but no later than 10 business days following such receipt).

         (b) If the Subadviser shall serve hereunder for less than the whole of any month, the fee hereunder shall be prorated.

         (c) Any fee payable to the Subadviser under this Agreement shall be paid to the Subadviser or to an affiliate of the Subadviser at an address or to an account designated by the Subadviser.

         4. PURCHASE AND SALE OF ASSETS. (a) The Subadviser shall purchase securities and other assets from or through and sell securities or other assets to or through such persons, brokers or dealers as the Subadviser shall deem appropriate in order to carry out the policy with respect to allocation of portfolio transactions as set forth in the Registration Statement and Prospectus(es) of the Subadvised Funds and as the Board may direct from time to time. In providing the Subadvised Funds with investment management and supervision, it is recognized that the Subadviser will seek best execution and, consistent with such policy, may give consideration to the research, statistical and other services furnished by brokers or dealers to the Subadviser for its use, to the general attitude of brokers or dealers toward investment companies and their support of them, and to such other considerations as the Board may direct or authorize from time to time.

         Notwithstanding the above, it is understood that it may be desirable for the Subadvised Funds that the Subadviser have access to supplemental investment and market research and security and economic analysis provided by brokers who execute brokerage transactions at a higher cost to the Subadvised Funds than may result when allocating brokerage to other brokers. Therefore, the Subadviser is authorized to place orders for the purchase and sale of securities of the Subadvised Funds with such brokers, subject to review by the Board from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Subadviser in connection with its services to other clients as well as the Subadvised Funds.

         (b) Subadviser will not be responsible for any act or omission by brokers and dealers selected by the Subadviser in accordance with Section 1(g) of this Agreement, provided that such brokers or dealers were selected with reasonable care.

         (c) Subadviser may, to the extent permitted by applicable laws and regulations, but shall be under no obligation to, aggregate securities to be sold or purchased on behalf of the Subadvised Funds with those of other clients.

         5. SUBADVISER'S REPRESENTATIONS. Subadviser represents, warrants and covenants to Corporation and the Manager that:

         (a) It is duly formed, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has full power and authority to enter into and perform its obligations under this Agreement;

         (b) It has duly authorized, executed and delivered this Agreement and intends that it shall constitute a valid and binding agreement enforceable in accordance with its terms, except to the extent limited by the principles of equity and public policy;

         (c) It is registered as an investment adviser under the Advisers Act;

         (d) Its entry into, and performance of any duties or actions under, this Agreement shall at all times be in accordance with all applicable laws and regulations;

         (e) It shall deliver to the Corporation and the Manager (i) a copy of Subadviser's Form ADV, Part II (or similar disclosure document) and each material update thereof, (ii) Subadviser's proxy voting policies and each update thereof, (iii) Subadviser's Code of Ethics, including any code adopted under Rule 17j-1 of the 1940 Act, and each update thereof and (iv) such other information (e.g., disclosures, policies, violations of Code of Ethics or other materials) as reasonably requested by the Manager or the Board to the extent such information is required to be delivered or made available under the 1940 Act or Advisers Act or rules and regulations promulgated thereunder or in connection therewith;

         (f) Its Form ADV and each investment performance composite and accompanying disclosures provided by the Subadviser to the Manager or the Board include all material information that is required to be stated therein or necessary to make the statements therein not misleading;

         (g) It shall not execute trades with broker-dealers who are "affiliated persons" (within the meaning of the 1940 Act) of the Subadviser, without the prior approval of the Manager and, to the extent necessary to comply with the 1940 Act, the Board, provided that the Manager shall notify the Subadviser in writing of all broker-dealers who are "affiliated persons" of a Subadvised Fund other than broker-dealers that are "affiliated persons" of a Subadvised Fund based solely of the ownership or control of such broker-dealer by the Subadviser;

         (h) It shall notify the Manager of any change in the membership of its partnership within a reasonable time after such change;

         (i) It has adopted procedures reasonable necessary to prevent "access persons" (within the meaning of Rule 17j-1) from violating its Code of Ethics; and

         (j) It will promptly notify the Manager in writing in the event that any of the foregoing ceases to be true.

         6. MANAGER'S REPRESENTATIONS. Manager represents, warrants and covenants to Subadviser that:

         (a) It is duly formed, validly existing and in good standing under the laws of the State of Delaware and has full power and authority to enter into and perform its obligations under this Agreement;

         (b) It has duly authorized, executed and delivered this Agreement and intends that it shall constitute a valid and binding agreement enforceable in accordance with its terms, except to the extent limited by the principles of equity and public policy;

         (c) It is registered as an investment adviser under the Advisers Act;

         (d) Its entry into, and performance of any duties or actions under, this Agreement shall at all times be in accordance with all applicable laws and regulations;

         (e) Assuming the accuracy of the representations, warranties and covenants of the Subadviser contained herein and the due performance of the Subadviser of its obligations hereunder, the Fund's Registration Statement, to Manager's best knowledge, is in compliance in all material respects with applicable federal and state laws and regulations.

         (f) It will promptly notify the Subadviser in writing in the event that any of the foregoing ceases to be true.

         7. SERVICE TO OTHER CLIENTS. The services of the Subadviser are not to be deemed exclusive to the Corporation, it being understood that the Subadviser may perform investment advisory services for various other clients, and it is acknowledged that the Subadviser may give advice and take action with respect to any of its other clients which may differ or be contrary to, advice given, or from timing or nature of actions taken, with respect to the assets of a Subadvised Fund. To the extent permitted by applicable law, Subadviser may purchase, or recommend for purchase, for a Subadvised Fund securities owned by the Subadviser, its partners or affiliates, securities of companies for which an affiliate or Subadviser acts as financial adviser or performs other investment banking services, or securities of companies where partners or employees of Subadviser, or its affiliates, serve on the board of directors.

         8. DELIVERY OF DOCUMENTS AND NOTICE OF EVENTS. The Manager agrees to promptly furnish the Subadviser with the Management Agreement, the Corporation's Articles of Incorporation and Bylaws, the Subadvised Funds' Registration Statement, prospectus(es) and Statement of Additional Information, proxy statements, reports to shareholders, any policies properly Board authorized affecting management and any other items reasonably requested by the Subadviser. The Manager further agrees to promptly provide the Subadviser with copies of all amendments of or supplements to all of the foregoing.

         9. INDEMNIFICATION. (a) Subadviser agrees to hold harmless and indemnify the Manager from and against any loss or damages arising out of Subadviser's breach of this Agreement or arising out of the willful misfeasance, bad faith or gross negligence on Subadviser's part in the performance of its duties, or from reckless disregard of its obligations and duties, under this Agreement.

         (b) The Manager agrees to hold harmless and indemnify Subadviser from and against any loss or damages arising out of the Manager's breach of this Agreement or arising out of the willful misfeasance, bad faith or gross negligence on the Manager's part in the performance of its duties, or from reckless disregard of its obligations and duties, under this Agreement.

         10. COOPERATION AND PROVISION OF CERTAIN INFORMATION. The Subadviser shall promptly notify the Manager (1) in the event the SEC or other governmental authority has censured the Subadviser; placed limitations upon its activities, functions or operations; suspended or revoked its registration, if any, as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions or (2) upon having a reasonable basis for believing that a Subadvised Fund has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Code. The Manager shall promptly notify the Subadviser (1) in the event the SEC or other governmental authority has censured the Manager; placed limitations upon its activities, functions or operations; suspended or revoked its registration, if any, as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions or (2) upon having a reasonable basis for believing that a Subadvised Fund has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Code. The Subadviser further agrees to notify the Manager promptly of any material fact known to the Subadviser respecting or relating to the Subadviser that is not contained in a Prospectus for a Subadvised Fund, and is required to be stated therein or necessary to make the statements therein not misleading, or of any statement relating to Subadviser contained therein that becomes untrue in any material respect. As reasonably requested by the Manager or the Board and in accordance with the scope of Subadviser's obligations and responsibilities contained in this Agreement, Subadviser will cooperate with, and provide assistance to, the Manager or the Corporation as needed in order for the Manager and the Corporation to comply with applicable laws, rules and regulations, including, but not limited to, compliance with the Sarbanes-Oxley Act and the rules and regulations promulgated by the SEC thereunder.

         11. USE OF NAMES. The Subadviser shall not use the name, logo, insignia, or other identifying mark of the Corporation, the Subadvised Funds or the Manager or any of their affiliates or any derivative or logo or trade or service mark thereof, or disclose information related to the business of the Manager or any of its affiliates in material relating to the Subadviser in any manner not approved prior thereto by the Manager; provided, however, that the Manager shall approve all uses of its or the Corporation's name and the Subadvised Funds' names and that of their affiliates which merely refer in accurate terms to the appointment of the Subadviser hereunder or which are required by the SEC or a state securities commission; and provided, further, that in no event shall such approval be unreasonably withheld. The Manager shall not use the name, logo, insignia, or other identifying mark of the Subadviser or any of its affiliates in any prospectus, sales literature or other material relating to the Corporation in any manner not approved prior thereto by the Subadviser; provided, however, that the Subadviser shall approve all uses of its name which merely refer in accurate terms to the appointment of the Subadviser hereunder or which are required by the SEC or a state securities commission; and provided, further that in no event shall such approval be unreasonably withheld.

         12. NOTICES. Any notice required or permitted hereunder shall, unless expressly permitted otherwise hereunder, be in writing and shall be given by personal service, mail, or facsimile to the other party as set forth below. Notice shall be effective upon receipt if by mail, on the date of personal delivery (by private messenger, courier service or otherwise), or upon receipt of telex or facsimile, whichever occurs first.

         Notice to the Manager shall be to:

              J. & W. Seligman & Co. Incorporated
              100 Park Avenue
              New York, NY 10017
              Attn: President

         Notice to the Subadviser shall be to:

              Wellington Management Company, LLP
              75 State Street
              Boston, Massachusetts 02109
              Attn: Legal Services

         Notice to the Corporation shall be to:

              Seligman Portfolios, Inc.
              100 Park Avenue
              New York, NY 10017
              Attn: Secretary

         A party may change its notice address at any time by written communication to the other parties.

         13. TERM OF AGREEMENT. This Agreement shall become effective on the Effective Date and shall continue in full force and effect until December 31, 2004, and from year to year thereafter if such continuance is approved in the manner required by the 1940 Act. This Agreement may be terminated at any time, with respect to a Subadvised Fund, without payment of penalty, by the Corporation on 60 days' written notice to the Subadviser by vote of the Board or by vote of a majority of the outstanding voting securities (as defined by the 1940 Act) of the applicable Subadvised Fund. This Agreement also may be terminated, with respect to a Subadvised Fund, by the Subadviser or the Manager at any time upon not less than 6 months' written notice to the other and to the Corporation. This Agreement will automatically terminate, with respect to a Subadvised Fund, in the event of its assignment (within the meaning of the 1940
Act) with respect to that Subadvised Fund or upon the termination of the Management Agreement with respect to that Subadvised Fund. Notwithstanding the foregoing, the Subadviser may terminate this for cause, on 60 days' written notice to the Corporation and the Manager.

         14. AMENDMENTS. This Agreement may be amended by consent of the parties hereto provided that the consent of the Fund is obtained in accordance with the requirements of the 1940 Act.

         15. MISCELLANEOUS. (a) Entire Agreement. This Agreement shall constitute the entire agreement between the parties with respect to the subject matter hereof and shall supersede any and all prior agreements and understandings, whether written or verbal.

         (b) Governing Law. This Agreement shall be construed and interpreted under the laws of the State of New York applicable to contracts executed and performed entirely in the State of New York. Anything herein to the contrary notwithstanding, this Agreement shall not be construed to require, or to impose any duty upon, either of the parties to do anything in violation of any applicable laws or regulations.

         (c) Waiver. Failure of a party to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered to be a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.

         (d) Enforceability. If any provision of this Agreement is invalid or unenforceable, the balance of the Agreement shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

         (e) Counterparts. This Agreement may be executed in one or more counterparts, each of which taken together shall constitute one and the same instrument.

         (f) Headings. The section and paragraph headings contained in this Agreement are for reference only and shall not affect in any way the meaning or interpretation of this Agreement.

         IN WITNESS WHEREOF, the Manager and the Subadviser have caused this Agreement to be executed by their duly authorized officers as of the date first above written.

                                        J. & W. SELIGMAN & CO. INCORPORATED



                                        By
                                          --------------------------------------
                                            Name:
                                            Title:


                                        WELLINGTON MANAGEMENT COMPANY, LLP



                                        By
                                          --------------------------------------
                                            Name:
                                            Title:

                                  FEE SCHEDULE

          SUBADVISED FUND                             ANNUAL RATE
                                            (as a percentage of average daily
                                                       net assets)

Seligman Global Growth Portfolio          0.45% of net assets up to $50 million
                                          0.40% of net assets over $50 million

Seligman Global Smaller Companies         0.75% of net assets up to $100 million
  Portfolio                               0.65% of net assets over $100 million

Seligman International Growth Portfolio   0.45% of net assets up to $50 million
                                          0.40% of net assets over $50 million

                                                                       Exhibit F
                                                                       ---------



                Investment Companies Managed or Subadvised by the
           Subadviser with Similar Investment Objectives as the Series



                                         Net Assets as of
                                             8/31/03
Fund                                       ($ million)       Schedule of Sub-Advisory Fees
----                                       -----------       -----------------------------
Seligman Global Growth Portfolio(1)            2.5           First 50 mm           0.450%
                                                             Next 50 mm            0.400%

Hartford Global Leaders HLS(2) (3)             742           First 50 mm           0.400%
                                                             Next 100 mm           0.300%
                                                             Next 350 mm           0.250%
                                                             Over 500 mm           0.200%

The Hartford Global Leaders(2)                 614           First 50 mm           0.400%
                                                             Next 100 mm           0.300%
                                                             Next 350 mm           0.250%
                                                             Next 500 mm           0.200%
                                                             Over 1,000 mm         0.175%




                                         Net Assets as of
                                              8/31/03
Fund                                        ($ million)       Schedule of Sub-Advisory Fees
----                                        -----------       -----------------------------
Seligman Global Smaller Companies               6.2           First 100mm           0.750%
Portfolio(1)                                                  Over 100mm            0.650%

Vantagepoint Aggressive Opps                    262           First 100 mm          0.750%
                                                              Next 100 mm           0.650%



----------
1 The assets are aggregated with other similarly managed funds for purposes of calculating such fees.

2    An underlying mutual fund wrapped by a variable annuity.

3 A fund in the Hartford group of funds. Wellington Management manages approximately $52 billion for Hartford.

                                         Net Assets as of
                                              8/31/03
Fund                                        ($ million)       Schedule of Sub-Advisory Fees
----                                        -----------       -----------------------------

Seligman International Growth                   3.1           First 50 mm            0.450%
Portfolio(1)                                                  Over 50 mm             0.400%

Hartford Int'l CapApp HLS(2) (3)                83            First 50 mm            0.400%
                                                              Next 100 mm            0.300%
                                                              Next 350 mm            0.250%
                                                              Over 500 mm            0.225%

The Hartford Int'l CapApp(2)                    12            First 50 mm            0.400%
                                                              Next 100 mm            0.300%
                                                              Next 350 mm            0.250%



All fees may be subject to voluntary fee waivers and/or minimum annual fees.


----------
1 The assets are aggregated with other similarly managed funds for purposes of calculating such fees.

2    An underlying mutual fund wrapped by a variable annuity.

3 A fund in the Hartford group of funds. Wellington Management manages approximately $52 billion for Hartford.

                                                                       Exhibit G
                                                                       ---------


                   Additional Information about the Subadviser

Wellington Management is managed by its 75 active partners, all of whom are active employees of the firm. The managing partners of Wellington Management are Laurie A. Gabriel, Duncan M. McFarland and John R. Ryan. Please note that the managing partners are not necessarily those with the largest economic interests in the firm. Set forth below is a listing of the partners of Wellington Management, each of whom may be reached at the principal offices of the firm.

                    Kenneth L. Abrams                 Nancy T. Lukitsh
                    Nicholas C. Adams                 Mark T. Lynch
                    Rand L. Alexander                 Mark D. Mandel
                    Deborah L. Allinson               Christine S. Manfredi
                    Steven C. Angeli                  Earl E. McEvoy
                    James H. Averill                  Duncan M. McFarland
                    John F. Averill                   Paul M. Mecray III
                    Karl E. Bandtel                   Matthew E. Megargel
                    Mark J. Beckwith                  James N. Mordy
                    James A. Bevilacqua               Diane C. Nordin
                    Kevin J. Blake                    Stephen T. O'Brien
                    William N. Booth                  Andrew S. Offit
                    Michael J. Boudens                Edward P. Owens
                    Paul Braverman                    Saul J. Pannell
                    Robert A. Bruno                   Thomas L. Pappas
                    Michael T. Carmen                 Jonathan M. Payson
                    Maryann E. Carroll                Phillip H. Perelmuter
                    William R. H. Clark               Robert D. Rands
                    John DaCosta                      James A. Rullo
                    Pamela Dippel                     John R. Ryan
                    Scott M. Elliott                  Joseph H. Schwartz
                    Robert L. Evans                   James H. Shakin
                    David R. Fassnacht                Theodore E. Shasta
                    Lisa d. Finkel                    Andrew J. Shilling
                    Mark A. Flaherty                  Binkley C. Shorts
                    Charles T. Freeman                Scott E. Simpson
                    Laurie A. Gabriel                 Trond Skramstad
                    Ann C. Gallo                      Stephen A. Soderberg
                    Nicholas P. Greville              Eric Stromquist
                    Paul Hamel                        Brendan J. Swords
                    William J. Hannigan               Harriett Tee Taggart
                    Lucius T. Hill, III               Frank L. Teixeira
                    James P. Hoffmann                 Perry M. Traquina
                    Jean M. Hynes                     Nilesh P. Undavia
                    Paul D. Kaplan                    Clare Villari
                    Lorraine A. Keady                 Kim Williams
                    John C. Keogh                     Itsuki Yamashita
                    George C. Lodge, Jr.

                            SELIGMAN PORTFOLIOS, INC.
                                   MANAGED BY

                          [LOGO] J. & W. SELIGMAN & CO.

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                        INVESTMENT MANAGERS AND ADVISORS
                                ESTABLISHED 1864
                       100 PARK AVENUE, NEW YORK, NY 10017

                                    SELIGMAN
                                PORTFOLIOS, INC.

                            Notice of Special Meeting
                                 of Shareholders
                                       and
                                 Proxy Statement

                                December 4, 2003

Time:
10:00 A.M.
----------
Place:  Offices of the Fund
100 Park Avenue
New York, NY 10017

Please date, fill in and sign the enclosed proxy card and mail it in the enclosed return envelope which requires no postage if mailed in the United States. Please refer to your proxy card for complete voting instructions.

                                     [LOGO]

PROXY

                        SELIGMAN GLOBAL GROWTH PORTFOLIO
                                 A PORTFOLIO OF
                            SELIGMAN PORTFOLIOS, INC.
                       100 PARK AVENUE, NEW YORK, NY 10017

                           * * * CONTROL NUMBER: * * *

The undersigned, revoking previous proxies, acknowledges receipt of the Notice of Meeting and Proxy Statement for the Special Meeting of Shareholders of SELIGMAN PORTFOLIOS, INC., to be held December 4, 2003 and appoints PAUL B. GOUCHER, FRANK J. NASTA and BRIAN T. ZINO (and each of them) proxies, with power of substitution, to attend the Special Meeting (and adjournments thereof) and vote all shares the undersigned is entitled to vote upon the matters indicated on the reverse side and on any other business that may properly come before the Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED. IF NO INSTRUCTIONS ARE GIVEN, YOUR PROXIES WILL VOTE FOR EACH PROPOSAL. THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD OF DIRECTORS. YOUR VOTE IS IMPORTANT. COMPLETE, SIGN ON REVERSE SIDE AND RETURN THIS CARD AS SOON AS POSSIBLE. MARK EACH VOTE WITH AN X IN THE BOX.
(CONTINUED ON THE REVERSE SIDE)


                                       DATED                     , 2003
                                       -----                     ------

                                       Signature

                                       Signature

                                       Please  sign   exactly  as  your  name(s)
                                       appear(s)   on  this   proxy.   Only  one
                                       signature is required in case of a joint account. When signing in a representative capacity, please give title.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. (X) PLEASE DO NOT USE FINE POINT PENS.

The Board of Directors recommends that you vote FOR each proposal.


                                                                FOR            AGAINST           ABSTAIN
1.       To approve a New Management Agreement between          [ ]              [ ]               [ ]             1.
Seligman Portfolios, Inc. and J. & W. Seligman
& Co. Incorporated.

2.       To approve a New Subadvisory Agreement between         [ ]              [ ]               [ ]             2.
J. & W. Seligman & Co. Incorporated and Wellington
Management Company, LLP.

                             YOUR VOTE IS IMPORTANT.

Please complete, sign and return this card as soon as possible. It is very important that you vote on both the New Management Agreement and the New Subadvisory Agreement because the New Subadvisory Agreement will be implemented, in respect of your Series, only if the New Management Agreement is also approved.

PROXY

                   SELIGMAN GLOBAL SMALLER COMPANIES PORTFOLIO
                                 A PORTFOLIO OF
                            SELIGMAN PORTFOLIOS, INC.
                       100 PARK AVENUE, NEW YORK, NY 10017

                           * * * CONTROL NUMBER: * * *

The undersigned, revoking previous proxies, acknowledges receipt of the Notice of Meeting and Proxy Statement for the Special Meeting of Shareholders of SELIGMAN PORTFOLIOS, INC., to be held December 4, 2003 and appoints PAUL B. GOUCHER, FRANK J. NASTA and BRIAN T. ZINO (and each of them) proxies, with power of substitution, to attend the Special Meeting (and adjournments thereof) and vote all shares the undersigned is entitled to vote upon the matters indicated on the reverse side and on any other business that may properly come before the Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED. IF NO INSTRUCTIONS ARE GIVEN, YOUR PROXIES WILL VOTE FOR EACH PROPOSAL. THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD OF DIRECTORS. YOUR VOTE IS IMPORTANT. COMPLETE, SIGN ON REVERSE SIDE AND RETURN THIS CARD AS SOON AS POSSIBLE. MARK EACH VOTE WITH AN X IN THE BOX.
(CONTINUED ON THE REVERSE SIDE)

                                       DATED                     , 2003
                                       -----                     ------

                                       Signature

                                       Signature

                                       Please  sign   exactly  as  your  name(s)
                                       appear(s)   on  this   proxy.   Only  one
                                       signature is required in case of a joint account. When signing in a representative capacity, please give title.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. (X) PLEASE DO NOT USE FINE POINT PENS.

The Board of Directors recommends that you vote FOR each proposal.


                                                                FOR            AGAINST           ABSTAIN
1.       To approve a New Management Agreement between          [ ]              [ ]               [ ]             1.
Seligman Portfolios, Inc. and J. & W. Seligman
& Co. Incorporated.

2.       To approve a New Subadvisory Agreement between         [ ]              [ ]               [ ]             2.
J. & W. Seligman & Co. Incorporated and Wellington
Management Company, LLP.

                             YOUR VOTE IS IMPORTANT.

Please complete, sign and return this card as soon as possible. It is very important that you vote on both the New Management Agreement and the New Subadvisory Agreement because the New Subadvisory Agreement will be implemented, in respect of your Series, only if the New Management Agreement is also approved.

PROXY

                     SELIGMAN INTERNATIONAL GROWTH PORTFOLIO
                                 A PORTFOLIO OF
                            SELIGMAN PORTFOLIOS, INC.
                       100 PARK AVENUE, NEW YORK, NY 10017

                           * * * CONTROL NUMBER: * * *

The undersigned, revoking previous proxies, acknowledges receipt of the Notice of Meeting and Proxy Statement for the Special Meeting of Shareholders of SELIGMAN PORTFOLIOS, INC., to be held December 4, 2003 and appoints PAUL B. GOUCHER, FRANK J. NASTA and BRIAN T. ZINO (and each of them) proxies, with power of substitution, to attend the Special Meeting (and adjournments thereof) and vote all shares the undersigned is entitled to vote upon the matters indicated on the reverse side and on any other business that may properly come before the Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED. IF NO INSTRUCTIONS ARE GIVEN, YOUR PROXIES WILL VOTE FOR EACH PROPOSAL. THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD OF DIRECTORS. YOUR VOTE IS IMPORTANT. COMPLETE, SIGN ON REVERSE SIDE AND RETURN THIS CARD AS SOON AS POSSIBLE. MARK EACH VOTE WITH AN X IN THE BOX.
(CONTINUED ON THE REVERSE SIDE)

                                       DATED                     , 2003
                                       -----                     ------

                                       Signature

                                       Signature

                                       Please  sign   exactly  as  your  name(s)
                                       appear(s)   on  this   proxy.   Only  one
                                       signature is required in case of a joint account. When signing in a representative capacity, please give title.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. (X) PLEASE DO NOT USE FINE POINT PENS.

The Board of Directors recommends that you vote FOR each proposal.


                                                                FOR            AGAINST           ABSTAIN

1.       To approve a New Management Agreement between          [ ]              [ ]               [ ]             1.
Seligman Portfolios, Inc. and J. & W. Seligman
& Co. Incorporated.

2.       To approve a New Subadvisory Agreement between         [ ]              [ ]               [ ]             2.
J. & W. Seligman & Co. Incorporated and Wellington
Management Company, LLP.

                             YOUR VOTE IS IMPORTANT.

Please complete, sign and return this card as soon as possible. It is very important that you vote on both the New Management Agreement and the New Subadvisory Agreement because the New Subadvisory Agreement will be implemented, in respect of your Series, only if the New Management Agreement is also approved.